Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

FIRST TRUST MUNICIPAL HIGH INCOME ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated March 24, 2022

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective March 23, 2022, Tom Futrell and Johnathan N. Wilhelm are joined by a new portfolio manager, Tom Byron.

Tom Byron joined First Trust in March 2022 as a Senior Vice President and Portfolio Manager and has over 40 years of experience in municipal unit trust and municipal bond portfolio management. Prior to joining First Trust, Mr. Byron was a Director and Portfolio Manager at BMO Global Asset Management for over six years. Mr. Byron also was an Executive Director and Senior Portfolio Manager at Invesco for five years and Morgan Stanley for thirteen years. Mr. Byron has a BS from Marquette University and an MBA from DePaul University.

As of March 14, 2022, Tom Byron managed investment vehicles (other than the Fund) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Tom Byron	0 ($0)	0 ($0)	0 ($0)

Please Keep this Supplement with Your Fund Prospectus and

Statement of Additional Information for Future Reference